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                                                                   Exhibit 10.32

                                       [BLAKE DAWSON WALDRON LAWYERS LETTERHEAD]


                              GUARANTOR ACCESSION

                                      DEED



                      Each company described in schedule 1



                                  [LETTERHEAD]
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                            GUARANTOR ACCESSION DEED

DATE 17 October 2002

PARTIES

    EACH COMPANY DESCRIBED IN SCHEDULE 1 (each a "NEW GUARANTOR")

RECITALS

A. Under a guarantee and indemnity entitled "Deed of Guarantee and Indemnity" dated 28 July 1998 from the companies described in item 1 of schedule 1 to that guarantee and indemnity in favour of J.P. Morgan Australia Limited (formerly Chase Securities Australia Limited) and the Debenture Stockholders (the "GUARANTEE AND INDEMNITY") a person may become a Guarantor by execution of a deed in the form of this document.

B. Each New Guarantor wants to become a Guarantor under the Guarantee and Indemnity.

OPERATIVE PROVISIONS

1.  INTERPRETATION

    (a) Terms and expressions defined in the Guarantee and Indemnity have the same meaning as in this document.

    (b) The following words have these meanings in this document, unless the contrary intention appears:

         "EXISTING GUARANTOR" means each Guarantor which is a signatory (or has otherwise become a party) to the Guarantee and Indemnity and has not been released from that document.

2.  RIGHTS AND OBLIGATIONS OF GUARANTOR

    For valuable consideration including, among other things, the payment by the Trustee to the New Guarantors of $10.00 (receipt of which is acknowledged), each New Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally agrees to be bound by the terms and conditions of the Guarantee and Indemnity.

3.  STATUS OF GUARANTOR

    Each New Guarantor irrevocably acknowledges and confirms that it becomes a "GUARANTOR" as defined in, and for all purposes under, the Guarantee and Indemnity as if named in and as a party to the Guarantee and Indemnity from the date of this document, and accordingly is bound by the Guarantee and Indemnity as a Guarantor on and from that date.

4.  GOVERNING LAW

    This document is governed by the laws of the Australian Capital Territory.

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5.   BENEFIT OF DEED POLL

     This document is given in favour and for the benefit of the Trustee and Debenture Stockholders, each Existing Guarantor, and persons claiming through the Trustee, Debenture Stockholder or an Existing Guarantor and their respective successors and permitted assigns.















                                                                              2.
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EXECUTED as a deed poll.

SIGNED, SEALED and DELIVERED for
BURNS PHILP AUSTRALIA PTY
LIMITED under power of attorney in the
presence of:                            /s/ Helen Golding
                                        -----------------------------------
                                        Signature of attorney


/s/ Elizabeth Vuong                     HELEN GOLDING
-----------------------------------     -----------------------------------
Signature of witness                    Name


ELIZABETH VUONG                         27 SEPTEMBER 2002
-----------------------------------     -----------------------------------
Name                                    Date of power of attorney



SIGNED, SEALED and DELIVERED for
BPC1 PTY LIMITED
under power of attorney in the
presence of:                            /s/ Helen Golding
                                        -----------------------------------
                                        Signature of attorney


/s/ Elizabeth Vuong                     HELEN GOLDING
-----------------------------------     -----------------------------------
Signature of witness                    Name


ELIZABETH VUONG                         27 SEPTEMBER 2002
-----------------------------------     -----------------------------------
Name                                    Date of power of attorney



SIGNED, SEALED and DELIVERED for
BURNS PHILP FOOD OVERSEAS
INVESTMENTS PTY LIMITED under
power of attorney in the presence of:   /s/ Helen Golding
                                        -----------------------------------
                                        Signature of attorney


/s/ Elizabeth Vuong                     HELEN GOLDING
-----------------------------------     -----------------------------------
Signature of witness                    Name


ELIZABETH VUONG                         27 SEPTEMBER 2002
-----------------------------------     -----------------------------------
Name                                    Date of power of attorney